Exhibit 99.1

October 25, 2006

STERICYCLE, INC. REPORTS RESULTS
FOR THIRD QUARTER 2006

Lake Forest, Illinois, October 25, 2006 - Stericycle, Inc. (NASDAQ:SRCL), today reported financial results for the third quarter of 2006.

THIRD QUARTER AND YEAR TO DATE RESULTS
Revenues for the quarter ended September 30, 2006 were $203.3 million, up 32.7% from $153.2 million in the same quarter last year. Acquisitions less than 12 months old contributed approximately $30.0 million in revenues for the quarter. Gross profit was $90.5 million, up 33.9% from $67.6 million in the same quarter last year. Gross profit as a percent of revenues was 44.5% versus 44.1% in the third quarter of 2005.

Net income for the third quarter of 2006 was $27.5 million or $0.61 per diluted share compared with net income of $23.4 million or $0.52 per diluted share for the same quarter last year.

For the nine months ended September 30, 2006, revenues increased to $580.9 million, up 31.2% from $442.9 million in the same period a year ago. Gross profit was $256.8 million, up 32.5% from $193.8 million in the same period a year ago. Gross profit as a percentage of revenues was 44.2% versus 43.8% in in the same period in 2005. Earnings per diluted share was $1.68 versus $1.50 per diluted share in the same period a year ago.

Diluted earnings per share in the quarter and nine months ended September 30, 2006 included $0.04 and $0.12 per share, respectively, recorded as a result of the adoption of FASB Statement No. 123R on January 1, 2006.

Cash flow from operations was $114.7 million for the first nine months of 2006. Cash flow and increased loan balances were used to strengthen our business and funded $142.9 million in acquisitions and international investments, $26.1 million in stock repurchases and $25.6 million in capital spending.

For more information about Stericycle, please visit our website at www.stericycle.com.

Safe Harbor Statement: Statements in this press release may contain forward-looking statements that involve risks and uncertainties, some of which are beyond our control (for example, general economic conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include difficulties in completing the integration of acquired businesses, changes in governmental regulation of medical waste collection and treatment, and increases in transportation and other operating costs, as well as the various other factors identified in our filings with the U.S. Securities and Exchange Commission. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. We make no commitment to disclose any subsequent revisions to forward-looking statements.

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                           September 30, December 31,
                                                               2006          2005
                                                           ------------  ------------
                                                            (unaudited)    (audited)
                         ASSETS
Current assets:
  Cash and cash equivalents.............................. $      4,180  $      7,825
  Short-term investments.................................        3,621           720
  Accounts receivable, less allowance for doubtful
    accounts of $4,952 in 2006 and $4,810 in 2005........      136,414       103,703
  Parts and supplies.....................................        7,255         5,263
  Prepaid expenses.......................................        9,404         6,523
  Notes receivable.......................................        2,942         3,164
  Deferred tax asset.....................................       15,899        13,452
  Other current assets...................................        3,857         3,392
                                                           ------------  ------------
         Total current assets............................      183,572       144,042
                                                           ------------  ------------
Property, plant and equipment, net.......................      154,287       136,220
Other assets:

  Goodwill,net...........................................      780,719       685,169
  Intangible assets, less accumulated amortization of
    $11,071 in 2006 and $8,965 in 2005...................      129,272        61,641
  Notes receivable.......................................       12,596        10,672
  Other..................................................        9,580         9,916
                                                           ------------  ------------
         Total other assets..............................      932,167       767,398
                                                           ------------  ------------
   Total assets.......................................... $  1,270,026  $  1,047,660
                                                           ============  ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt...................... $     29,041  $     12,044
  Accounts payable.......................................       26,926        27,872
  Accrued liabilities....................................       82,439        48,450
  Deferred revenue.......................................       12,397        10,394
                                                           ------------  ------------
         Total current liabilities.......................      150,803        98,760
                                                           ------------  ------------
Long-term debt, net of current portion...................      422,526       348,841
Deferred income taxes....................................       82,308        71,549
Other liabilities........................................        9,116         6,876
Common shareholders' equity:
  Common stock (par value $.01 per share, 80,000,000
  shares authorized, 44,404,559 issued and outstanding
  in 2006, 44,149,722 issued and outstanding in 2005)....          444           442
Additional paid-in capital...............................      262,595       259,075
Accumulated other comprehensive income...................        4,439           546
Retained earnings........................................      337,795       261,571
                                                           ------------  ------------
         Total shareholders' equity......................      605,273       521,634
                                                           ------------  ------------
  Total liabilities and shareholders' equity............. $  1,270,026  $  1,047,660
                                                           ============  ============

Total debt to capitalization percentage ratio............         42.7%        40.9%
Calculation of total debt to capitalization percentage ratio:
Total debt............................................... $    451,567  $    360,885
Shareholders' equity.....................................      605,273       521,634
                                                           ------------  ------------
Capitalization........................................... $  1,056,840  $    882,519

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                   Three Months Ended September 30,                 Nine Months Ended September 30,
                                            --------------------------------------------    ---------------------------------------------
                                                (unaudited)            (unaudited)              (unaudited)             (unaudited)
                                                   2006                   2005                     2006                    2005
                                            --------------------   ---------------------    ---------------------   ---------------------
                                                 $      % of Rev        $      % of Rev          $      % of Rev         $      % of Rev
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Revenues.................................. $   203,267    100.0% $   153,176     100.0%  $   580,940     100.0% $   442,902     100.0

  Cost of revenues*.......................     112,744     55.5        85,588      55.9        324,103      55.8       249,102      56.2
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Gross profit                                    90,523     44.5        67,588      44.1        256,837      44.2       193,800      43.8
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Selling, general and
    administrative expenses*..............      35,791     17.6        24,091      15.7        104,508      18.0        68,283      15.4
  Amortization............................       1,178      0.6           499       0.3          2,473       0.4         1,171       0.3
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total SG&A expenses and amortization.      36,969     18.2        24,590      16.1        106,981      18.4        69,454      15.7
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Income from operations before
    acquisition related expenses..........      53,554     26.3        42,998      28.1        149,856      25.8       124,346      28.1

  Write-down of fixed assets..............         ---      0.0           872       0.6            300       0.1           872       0.2
  Acquisition related expenses............         519      0.3           174       0.1          1,814       0.3           444       0.1
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income from operations....................      53,035     26.1        41,952      27.4        147,742      25.4       123,030      27.8
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Other income (expense):
  Interest income.........................         490      0.2           228       0.1            997       0.2           428       0.1
  Interest expense........................      (7,810)    (3.8)       (3,251)     (2.1)       (20,969)     (3.6)       (8,848)     (2.0)
  Write-off deferred finance fees (2005)..         ---      0.0           ---       0.0           ---        0.0          (197)     (0.0)
  Write-down of investment in securities..         ---      0.0           ---       0.0         (1,000)     (0.2)          ---       0.0
  Other expense, net......................        (580)    (0.3)         (489)     (0.3)        (1,810)     (0.3)       (2,296)     (0.5)
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total other income (expense).........      (7,900)    (3.9)       (3,512)     (2.3)       (22,782)     (3.9)      (10,913)     (2.5)
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income before income taxes................      45,135     22.2        38,440      25.1        124,960      21.5       112,117      25.3
Income tax expense........................      17,603      8.7        15,057       9.8         48,735       8.4        43,937       9.9
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Net income................................ $    27,532     13.5% $    23,383      15.3%  $    76,225      13.1% $    68,180      15.4
                                            =========== ========   =========== =========    =========== =========   =========== =========

Earnings per share - diluted.............. $      0.61            $      0.52              $      1.68             $      1.50
                                            ===========            ===========              ===========             ===========
Weighted average number of common
  shares outstanding - diluted............  45,247,634             45,401,778               45,242,772              45,332,089
                                            ===========            ===========              ===========             ===========

*Stericycle adopted FAS123R on a modified prospective basis on January 1, 2006 therefore 2006 balances include stock compensation expense.

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                   For the nine months
                                                                   ended September 30,
                                                                 ----------------------
                                                                    2006        2005
                                                                 ----------  ----------
                                                                      (unaudited)
OPERATING ACTIVITIES:
Net income..................................................... $   76,225  $   68,180
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Stock compensation expense.................................      7,927          18

    Write-off deferred financing fees..........................         --         197
    Write-down of investment in securities.....................      1,000          --
    Write-down of fixed assets.................................        300         872
    Excess tax benefit of stock options exercised*.............     (7,783)      6,098
    Depreciation...............................................     17,636      14,564
    Amortization...............................................      2,473       1,171
    Deferred income taxes......................................      7,814      11,172
Changes in operating assets and liabilities, net of
  effect of acquisitions:
    Accounts receivable........................................    (18,131)    (12,249)
    Parts and supplies.........................................     (1,266)       (234)
    Prepaid expenses and other assets..........................       (457)     (7,805)
    Accounts payable...........................................     (6,466)      6,614
    Accrued liabilities........................................     34,430      (1,272)
    Deferred revenue...........................................      1,015       3,595
                                                                 ----------  ----------
Net cash provided by operating activities......................    114,717      90,921
                                                                 ----------  ----------
INVESTING ACTIVITIES:
  Payments for acquisitions and international
    investments, net of cash acquired..........................   (142,922)    (46,888)
  Purchases of short-term investments..........................     (2,901)       (191)
  Proceeds from sale of equipment..............................        601         206
  Capital expenditures.........................................    (25,556)    (20,140)
                                                                 ----------  ----------
Net cash used in investing activities..........................   (170,778)    (67,013)
                                                                 ----------  ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of note payable.......................      5,953         735
  Repayment of long-term debt..................................    (13,936)     (4,515)
  Net repayments on 2001 senior credit facility................         --    (171,353)
  Net borrowings on 2005 senior credit facility................     69,592     182,000
  Payments of deferred financing fees..........................       (453)        (97)
  Principal payments on capital lease obligations..............       (669)       (608)
  Excess tax benefit of stock options exercised*...............      7,783          --
  Purchase/cancellation of treasury stock......................    (26,060)    (47,326)
  Proceeds from other issuances of common stock................     13,122      11,097
                                                                 ----------  ----------
Net cash provided by (used in) financing activities............     55,332     (30,067)
                                                                 ----------  ----------
Effect of exchange rate changes on cash........................     (2,916)      2,104
                                                                 ----------  ----------
Net (decrease) increase in cash and cash equivalents...........     (3,645)     (4,055)
Cash and cash equivalents at beginning of period...............      7,825       7,850
                                                                 ----------  ----------
Cash and cash equivalents at end of period..................... $    4,180  $    3,795
                                                                 ==========  ==========
Non-cash activities:
Net issuances of common stock for certain acquisitions......... $      750  $       --
Net issuances of notes payable for certain acquisitions........ $   28,670  $   37,205

*Stericycle adopted FAS123R on a modified prospective basis January 1, 2006 therefore the presentation of the tax benefit of stock options exercised is presented differently in 2006 versus 2005.